UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 2, 2005

POTLATCH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-5313	82-0156045
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

601 W. Riverside Avenue, Suite 1100 Spokane, WA	99201
(Address of principal executive offices)	(Zip Code)

509-835-1500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

At the 2005 Annual Meeting of Stockholders held on May 2, 2005, the stockholders of Potlatch Corporation (the “Company”) approved the Potlatch Corporation 2005 Stock Incentive Plan (the “2005 Plan”). A description of the material terms of the 2005 Plan was included in the Company’s Definitive Proxy Statement on Schedule 14A as filed with the Securities and Exchange Commission on March 30, 2005. The 2005 Plan is filed herewith as Exhibit 99.1, and is incorporated herein by reference.

SECTION 3 – SECURITIES AND TRADING MARKETS

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

At the 2005 Annual Meeting of Stockholders held on May 2, 2005, the stockholders of the Company approved amendments to the Company’s Restated Certificate of Incorporation to eliminate the Company’s time-phased voting structure. Under the time-phased voting structure, shares beneficially owned for 48 consecutive months and shares acquired under certain employee benefit plans and the dividend reinvestment plan were entitled to four votes per share on most matters considered by stockholders. As amended, the Restated Certificate of Incorporation provides that each share is entitled to one vote on all matters considered by stockholders.

This amendment was described in detail in the Company’s Definitive Proxy Statement on Schedule 14A as filed with the Securities and Exchange Commission on March 30, 2005. The Amendment to the Potlatch Corporation’s Restated Certificate of Incorporation is filed herewith as Exhibit 99.2, and is incorporated herein by reference.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03 AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGES IN FISCAL YEAR

See Item 3.03, which is incorporated herein by reference.

SECTION 8 – OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

On May 3, 2005, Potlatch Corporation issued a press release announcing the preliminary results of stockholder voting regarding the election of three members of the Board of Directors and four resolutions.

Directors Jerome C. Knoll, Lawrence S. Peiros and William T. Weyerhaeuser each received the affirmative votes of at least 87% of the votes cast at the meeting, as reported by the Inspector of Elections at the meeting.

A proposal by the Board of Directors to amend the Restated Certificate of Incorporation to eliminate Potlatch’s time-phased voting provision received the affirmative vote of 73 percent of the outstanding voting power.

A proposal by the Board of Directors to approve the 2005 Stock Incentive Plan received the affirmative vote of 82 percent of the votes cast at the meeting.

A proposal by the Board of Director to ratify KPMG LLP as the independent auditor for 2005 received the affirmative vote of 97 percent of the votes cast at the meeting.

A stockholder proposal urging the Board of Directors to prepare a report on Potlatch’s dividend policy received the affirmative vote of 6 percent of the votes cast at the meeting.

Based on these preliminary results, the first four proposals were approved and the stockholder proposal on the dividend policy report was not. The final vote count as certified by the Inspector of Election will be made available in Potlatch’s Quarterly Report on Form 10-Q to be filed with the Securities and Exchange Commission during August, and also in the Second Quarter Report to Stockholders, which will be mailed to stockholders during the third quarter.

The full text of the press release is furnished as Exhibit 99.3.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibit No.	Description of Exhibit
	99.1	Potlatch Corporation 2005 Stock Incentive Plan (incorporated herein by reference to Appendix E of the Company’s Definitive Proxy Statement on Schedule 14A as filed with the Securities and Exchange Commission on March 30, 2005).

	99.2	Amendment to Potlatch Corporation’s Restated Certificate of Incorporation (incorporated herein by reference to Appendix D of the Company’s Definitive Proxy Statement on Schedule 14A as filed with the Securities and Exchange Commission on March 30, 2005).

	99.3	Potlatch Corporation Press Release, issued May 3, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 4, 2005

POTLATCH CORPORATION

By:	/s/ Malcolm A. Ryerse
Malcolm A. Ryerse
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Potlatch Corporation 2005 Stock Incentive Plan (incorporated herein by reference to Appendix E of the Company’s Definitive Proxy Statement on Schedule 14A as filed with the Securities and Exchange Commission on March 30, 2005).

99.2	Amendment to Potlatch Corporation’s Restated Certificate of Incorporation (incorporated herein by reference to Appendix D of the Company’s Definitive Proxy Statement on Schedule 14A as filed with the Securities and Exchange Commission on March 30, 2005).

99.3	Potlatch Corporation Press Release, issued May 3, 2005.